SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 2000
                                                   -------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
           -----------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
-------------------------------------------------------              -----------
(Address of principal executive offices)                              (Zip Code)

                                 (858) 350-4060
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     Closing of Acquisition of Asia Prepress Technology, Inc.
     ---------------------------------------------------------

     On June 26, 2000, the Registrant completed the acquisition of Asia Prepress Technology, Inc. ("Asia Prepress"), a Maryland corporation pursuant to the terms for that certain Merger Agreement and Plan of Reorganization dated May 22, 2000 (the "Agreement"). Under the terms of the Agreement ZiaSun acquired all shares of Asia Prepress in consideration of $100,000 cash and 100,000 shares of restricted common stock paid by ZiaSun to the shareholders of Asia Prepress. In addition, pursuant to the terms of the agreement, the Registrant would assume the working capital line of credit of Asia Prepress in the amount of $250,000 of which there is presently a balance of principal and accrued interest owing of $159,228.28 as of June 1, 2000.

     Asia Prepress which is headquartered in Glen Burnie Maryland, and has operations in the Philippines, is an Internet-based provider of electronic book and document conversion and data entry services. Asia Prepress provides a true 24/7 operation for conversion of books and other hard-copy documents into a searchable electronic format via the Internet.

     The officers and directors of Asia Prepress are as follows:

     Directors
     ----------------
     Patrick R. Cox
     Mark McMullen
     Allen D. Hardman

     Officers
     ----------------
     President and CEO ...    Patrick R. Cox
     Vice President ......    Mark McMullen
     Treasurer ............   Patrick R. Cox
     Secretary ............   Mark McMullen

     PATRICK COX, 32, a cofounder of Asia Prepress Technology, Inc. and Asia Internet Services.com, Inc., was appointed President and treasurer on June 26, 2000. Mr. Cox graduated from Loyola College, Maryland, in 1989, with a Bachelors Degree in Business. In 1990, Mr. Cox started and managed a design firm, reaching annual sales of $1 million prior to starting Asia Prepress Technology, Inc., a data processing business. Building on the success of being an initial originator for US Companies to outsource their data process work by utilizing high-speed Internet transmission, was the springboard for Asia Internet Services. Com, Inc. and allowed them to again be an early player for this new Internet sector. Asia Internet Services.com, Inc. allows companies to focus on their core competency and outsource their labor intensive, back-office, and customer service work.

     MARK MCMULLEN, 40, was appointed as the Vice President and Secretary of Asia Prepress Technology, Inc. on June 26, 2000. He received a Bachelors Degree from the University of Maryland in 1982. He has 18 years of varied business experience, all with companies over $2 million in sales. His experience includes retail management, director of sales for a lighting wholesale distributor, lighting consultant, operations management and retail buyer. During Mr. McMullen's tenure with Asia Prepress Technology, Inc. he has been responsible for maintaining current company sales and for developing new sales and growth. He has also been responsible for daily office procedures and maintaining financial records. He has been instrumental in creating a computer network system for Asia Prepress Technology, Inc. and is responsible for network maintenance.

     ALLEN D. HARDMAN, 59, was appointed as a Director of Asia Prepress on June 29, 2000. Mr. Hardman is the President and CEO of ZiaSun Technologies, Inc., the parent company of Asia Prepress. Mr. Hardman earned an Industrial Engineering Technical Diploma from the University of Utah in 1966, and a Bachelors Degree in Business Administration from California State University in 1975. Mr. Hardman was the Managing Director of Business Relations for Roeslein & Associates from June 1993 through June 1997. Mr. Hardman was the Vice President of Operations of Bestway USA from July 1997 until the Company's spin-off of Bestway USA in October 1998. Mr. Hardman has 35 years of varied business experience, some with small companies and some with mid-to-large corporations. His work experience includes president for a company furnishing pre-assembled manufacturing systems on a global basis., director of business development for industrial manufacturing systems, national sales manager for systems products, manufacturing engineering, product and systems engineering, consulting engineering, operations management, project management for multi-million dollar projects installed worldwide, manufacturing quality control and customer service management.

     During the last several years, and particularly the last two years, Mr. Hardman has restructured several small businesses to either establish their viability as an enterprise and/or increase their operating proficiency and potential for profitability. He has also been intimately involved in identifying and establishing some strategic partner alliances and/or joint ventures. This allowed the companies involved to improve their respective competitive position(s) in the marketplace through improved product or intellectual property designs, which resulted from the synergy realized by combining their individual product offerings.

     Closing of Acquisition of Asia Internet Services.com, Inc.
     ----------------------------------------------------------

     On June 26, 2000, the Registrant completed the acquisition of Asia Internet Services.com, Inc. ("Asia Internet"), a Maryland corporation pursuant to the terms for that certain Merger Agreement and Plan of Reorganization dated May 22, 2000 (the "Agreement"). Under the terms of the Agreement ZiaSun acquired all shares of Asia Prepress in consideration of $200,000 cash and 150,000 shares of restricted common stock paid by ZiaSun to Patrick Cox, the sole shareholder of Asia Internet.

     Asia Internet Services.com, Inc., which is headquartered in Glen Burnie Maryland, and has operations in the Philippines, is an Internet-based provider of background customer service for its client's websites. Asia Internet Services provides a true 24/7 response center for its background website customer service, wherein they become the first point-of-contact response for any inquiries to a given customer's website. The officers and directors of Asia Prepress are as follows:

     Directors
     ----------------
     Patrick R. Cox
     Mark McMullen
     Allen D. Hardman

     Officers
     ----------------
     President and CEO ...    Patrick R. Cox
     Vice President ......    Mark McMullen
     Treasurer ............   Patrick R. Cox
     Secretary ............   Mark McMullen

     PATRICK COX, 32, a cofounder of Asia Prepress Technology, Inc. and Asia Internet Services.com, Inc., was appointed President and treasurer on June 26, 2000. Mr. Cox graduated from Loyola College, Maryland, in 1989, with a Bachelors Degree in Business. In 1990, Mr. Cox started and managed a design firm, reaching annual sales of $1 million prior to starting Asia Prepress Technology, Inc., a data processing business. Building on the success of being an initial originator for US Companies to outsource their data process work by utilizing high-speed Internet transmission, was the springboard for Asia Internet Services. Com, Inc. and allowed them to again be an early player for this new Internet sector. Asia Internet Services.com, Inc. allows companies to focus on their core competency and outsource their labor intensive, back-office, and customer service work.

     MARK MCMULLEN, 40, was appointed as the Vice President and Secretary of Asia Prepress Technology, Inc. on June 26, 2000. He received a Bachelors Degree from the University of Maryland in 1982. He has 18 years of varied business experience, all with companies over $2 million in sales. His experience includes retail management, director of sales for a lighting wholesale distributor, lighting consultant, operations management and retail buyer. During Mr. McMullen's tenure with Asia Prepress Technology, Inc. he has been responsible for maintaining current company sales and for developing new sales and growth. He has also been responsible for daily office procedures and maintaining financial records. He has been instrumental in creating a computer network system for Asia Prepress Technology, Inc. and is responsible for network maintenance.

     ALLEN D. HARDMAN, 59, was appointed as a Director of Asia Prepress on June 29, 2000. Mr. Hardman is the President and CEO of ZiaSun Technologies, Inc., the parent company of Asia Prepress. Mr. Hardman earned an Industrial Engineering Technical Diploma from the University of Utah in 1966, and a Bachelors Degree in Business Administration from California State University in 1975. Mr. Hardman was the Managing Director of Business Relations for Roeslein & Associates from June 1993 through June 1997. Mr. Hardman was the Vice President of Operations of Bestway USA from July 1997 until the Company's spin-off of Bestway USA in October 1998. Mr. Hardman has 35 years of varied business experience, some with small companies and some with mid-to-large corporations. His work experience includes president for a company furnishing pre-assembled manufacturing systems on a global basis., director of business development for industrial manufacturing systems, national sales manager for systems products, manufacturing engineering, product and systems engineering, consulting engineering, operations management, project management for multi-million dollar projects installed worldwide, manufacturing quality control and customer service management.

     During the last several years, and particularly the last two years, Mr. Hardman has restructured several small businesses to either establish their viability as an enterprise and/or increase their operating proficiency and potential for profitability. He has also been intimately involved in identifying and establishing some strategic partner alliances and/or joint ventures. This allowed the companies involved to improve their respective competitive position(s) in the marketplace through improved product or intellectual property designs, which resulted from the synergy realized by combining their individual product offerings.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)  Exhibits.
          --------

          10.45(+) Merger Agreement and Plan of Reorganization dated May 22, 2000, between ZiaSun Technologies, Inc. and Asia Prepress Technology, Inc.

          10.46(+) Merger Agreement and Plan of Reorganization dated May 22, 2000, between ZiaSun Technologies, Inc. and Asia Prepress Technology, Inc.

     (+) Previously filed.

                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: July 20, 2000                         /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and CEO

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